[FSBL LOGO]           FIRST SECURITY BENEFIT LIFE INSURANCE
                    AND ANNUITY COMPANY OF NEW YORK ("FSBL")
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                                VARIABLE ANNUITY   70 West Red Oak Lane, 4th Fl.
                                                    White Plains, New York 10604
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1.  TYPE OF ANNUITY CONTRACT
    [_] Non Qualified          [_] 408A ROTH IRA
    [_] 403(b) TSA
    [_] 408 IRA                CONTRIBUTION YEAR  _________

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2.  ANNUITANT

________________________________________________________________________________
  First                       MI                  Last

________________________________________________________________________________
  Street Address                                  APT

________________________________________________________________________________
  City                             State                             Zip

_______________________________     [_] MALE       _____________________________
         Date of Birth              [_] FEMALE                  SSN

________________________________________________________________________________
  Telephone                        E-mail

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3.  OWNER (APPLICANT)

________________________________________________________________________________
  First                       MI                  Last

________________________________________________________________________________
  Street Address                                  APT

________________________________________________________________________________
  City                      State                 Zip

_______________________________     [_] MALE       _____________________________
         Date of Birth              [_] FEMALE                  SSN

________________________________________________________________________________
  Telephone                        E-mail

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4.  JOINT OWNER

________________________________________________________________________________
  First                       MI                  Last

________________________________________________________________________________
  Street Address                                  APT

________________________________________________________________________________
  City                      State                 Zip

_______________________________     [_] MALE       _____________________________
         Date of Birth              [_] FEMALE                  SSN

________________________________________________________________________________
  Telephone                        E-mail

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5.  PRIMARY BENEFICIARY(IES)

     Name               DOB               Relationship to Owner               %

1. _____________________________________________________________________________

2. _____________________________________________________________________________

3. _____________________________________________________________________________

4. _____________________________________________________________________________

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6.  CONTINGENT BENEFICIARY(IES)

     Name               DOB               Relationship to Owner               %

1. _____________________________________________________________________________

2. _____________________________________________________________________________

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7.  ALLOCATION OF PURCHASE PAYMENTS

Rydex Biotechnology              ____%    Rydex Retailing                  ____%
Rydex Internet                   ____%    Rydex Consumer Products          ____%
Rydex Electronics                ____%    Rydex Velocity 100               ____%
Rydex Energy Services            ____%    Rydex Nova                       ____%
Rydex Technology                 ____%    Rydex Leisure                    ____%
Rydex Precious Metals            ____%    Rydex Ursa                       ____%
Rydex Basic Materials            ____%    Fidelity VIP II Index 500        ____%
Rydex Banking                    ____%    Fidelity VIP III
Rydex Telecommunications         ____%      Growth Opportunities           ____%
Rydex Energy                     ____%    Fidelity VIP II Contrafund       ____%
Rydex Financial Services         ____%    Rydex Titan 500                  ____%
Rydex Health Care                ____%    Rydex Sector Rotation            ____%
Rydex Utilities                  ____%    Neuberger Berman AMT
Rydex Real Estate                ____%      Guardian Portfolio             ____%
Templeton Developing                      Neuberger Berman AMT
  Markets Class 2                ____%      Partners Portfolio             ____%
Rydex Large Cap Japan            ____%    Federated High Income Bond II    ____%
Rydex Large Cap Europe           ____%    Fidelity VIP II
Templeton Foreign                           Investment Grade Bond          ____%
  Securities Class 2             ____%    Rydex U.S. Government Bond       ____%
OppenheimerFunds Global          ____%    Federated Fund for U.S.
Rydex Mekros                     ____%      Government Securities II       ____%
Franklin Small Cap Class 2       ____%    Rydex Money Market               ____%
Rydex Medius                     ____%
Rydex Transportation             ____%
Strong Opportunity II            ____%
Rydex Arktos                     ____%
Rydex OTC                        ____%
AIM V.I. Capital Appreciation    ____%

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8.  BILLING INFORMATION

[_] Salary Savings:
    Annualized Contribution $___________
    Bill Number ______________________
    Employer Name_______________________________________________________________
[_] Secur-O-Matic Bank Draft      [_] Checking     [_] Savings
    Payment Amount $___________        Draft Day__________________

    Frequency:  Monthly [_]  Quarterly [_]  Semi-Annual [_]  Annual [_]

    Bank Name __________________________________________________________________
    Bank Address________________________________________________________________
    Account Number______________________________________________________________
    Routing Transit Number______________________________________________________

I hereby authorize FSBL to make  withdrawals  from my account  maintained at the
Bank. I authorize the Bank to charge my account for any withdrawals made by FSBL for this purpose. This authority remains in effect until I revoke it in writing, and FSBL and the Bank receive such notice.

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9.  REPLACEMENT

    Will this  proposed  contract  replace  or change  any  existing  annuity or insurance  policy?  [_] No  [_] Yes If yes, please  list  company and policy number _____________________________________________________________________

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10.  OPTIONAL RIDERS

     CREDIT ENHANCEMENT RIDER                DEATH BENEFIT RIDER
     [_] 3%   [_] 4%  [_]  5%                [_] Annual Stepped Up Death Benefit

                                             ALTERNATE WITHDRAWAL CHARGE RIDER
                                             [_] 0-year   [_] 3-year

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11.  STATEMENT OF UNDERSTANDING

     I have been given a current  prospectus  that  describes  the  contract for which I am applying and a current  prospectus  for the funds which underlie each  Subaccount  above.  If my annuity  contract  qualifies  under section
     403(b),  I declare  that I know:  (1) the limits on  redemption  imposed by
     Section  403(b)(11) of the Internal  Revenue Code;  and (2) the  investment choices  available  under my employer's  Section 403(b) plan to which I may elect to transfer my account  balance.  I KNOW THAT  ANNUITY  PAYMENTS  AND
     WITHDRAWAL  VALUES, IF ANY, WHEN BASED ON THE INVESTMENT  EXPERIENCE OF THE
     SUBACCOUNTS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED.  The amount paid and the  application  must be  acceptable  to FSBL under its rules and practices.  If they are, the contract  applied for will be in effect on the
     Contract  Date. If they are not, FSBL will be liable only for the return of the amount paid.

     [_] Check this box to receive a Statement of Additional Information.

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12.  TAX IDENTIFICATION NUMBER CERTIFICATION

     Under  penalties of perjury I certify that (1)The number shown on this form is my correct taxpayer  identification number (or I am waiting for a number to be  issued  to  me);  and (2) I am not  subject  to  backup  withholding because:  (a) I am exempt from backup  withholding,  or (b) I have not been notified by the Internal  Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or
     the  IRS  has   notified  me  that  I  am  no  longer   subject  to  backup
     withholding.**  THE INTERNAL  REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT
     TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO
     AVOID BACKUP WITHHOLDING.

     ___________________________________________________________________________
     SIGNATURE OF OWNER      SIGNED AT (CITY-STATE)      DATE:  MONTH  DAY  YEAR

     _______________________________________________
     SIGNATURE OF JOINT OWNER

**You must  cross out item (2) above if you have been  notified  by the IRS that you are currently subject to backup  withholding  because of underreporting of interest or dividends on your tax return.  For  contributions to an individual retirement  arrangement  (IRA), and generally payments other than interest and dividends,  you are not  required  to sign  the  certification,  but you  must provide your correct Tax Identification Number.

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13.  REGISTERED REPRESENTATIVE/DEALER INFORMATION

     Representative's  Statement - to the best of my knowledge, this application is not  involved  in the  replacement  of any  life  insurance  or  annuity contract, as defined in applicable Insurance Department Regulations, except as stated in question 9 above.  I have complied with the  requirements  for disclosure and/or replacement.

________________________________________________________________________________
SIGNATURE OF REPRESENTATIVE             PRINT NAME OF REP             REP NUMBER

________________________________________________________________________________
PRINT NAME OF     TELEPHONE NUMBER     BROKERAGE ACCOUNT #     BROKERAGE GROUP #
BROKER/DEALER

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For Company Representative's Use Only       Option:  [_] A  [_] B  [_] C  [_] D

FSB217 (6-02)                                                       15-9493  RIA